Filed pursuant to Rule 497(a)

File No. 333-220385

Rule 482ad

Capital Southwest Corporation Prices an Increased Public Offering of $50,000,000

5.95% Notes due 2022

DALLAS, December 12, 2017 — Capital Southwest Corporation (NASDAQ: CSWC) (“Capital Southwest”) announced today that it has priced a registered public offering of $50,000,000 in aggregate principal amount of its 5.95% notes due 2022 (the “Notes”), which will result in net proceeds to Capital Southwest of approximately $48,500,000 (or approximately $55,775,000 if the underwriters fully exercise their option to purchase additional Notes) based on the purchase price paid by the underwriters of 97% of the aggregate principal amount of the Notes, before deducting estimated offering expenses payable by Capital Southwest. This is an increase of $15,000,000 from the offering size previously announced.

The Notes will mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at Capital Southwest’s option on or after December 15, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. The Notes will bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning on March 15, 2018. Capital Southwest has also granted the underwriters an option to purchase an additional $7,500,000 aggregate principal amount of Notes within 30 days of the date of the prospectus supplement.

The offering is subject to customary closing conditions and is expected to close on December 15, 2017. The Notes are expected to be listed, and trade, on The Nasdaq Global Select Market under the trading symbol “CSWCL” within 30 days from the original issue date.

Capital Southwest intends to use the net proceeds from this offering to repay outstanding indebtedness under its existing credit facility. Through re-borrowings under its credit facility, Capital Southwest intends to make investments in lower middle market and upper middle market portfolio companies in accordance with Capital Southwest’s investment objective and strategies, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses. As of December 12, 2017, Capital Southwest had $86.0 million of indebtedness outstanding under its credit facility. The credit facility matures on November 16, 2021, and borrowings under the credit facility currently bear interest on a per annum basis equal to LIBOR plus 3.00%.

Keefe, Bruyette & Woods, Inc. is acting as sole book-running manager for the offering. Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc. are acting as lead managers for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC and B. Riley FBR, Inc. are acting as co-managers for the offering.

The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019,

(telephone: 1-800-966-1559); Janney Montgomery Scott LLC, Attn: Taxable Fixed Income, 1717 Arch Street, Philadelphia, PA 19103, or by emailing prospectus@janney.com; or Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 277 Park Avenue, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone: 1-800-573-2541).

The preliminary prospectus supplement dated December 12, 2017, the accompanying prospectus dated November 1, 2017 and the pricing term sheet dated December 12, 2017, each of which has been filed with the Securities and Exchange Commission, contain this and other information about Capital Southwest and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Capital Southwest before investing.

ABOUT CAPITAL SOUTHWEST

Capital Southwest Corporation is a Dallas, Texas-based, internally managed Business Development Company, with approximately $293 million in net assets as of September 30, 2017. Capital Southwest is a middle-market lending firm focused on supporting the acquisition and growth of middle market businesses and makes investments ranging from $5 to $20 million in securities across the capital structure, including first lien, unitranche, second lien, subordinated debt, and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements within the meaning of the federal securities laws, including statements with regard to Capital Southwest’s Notes offering, the anticipated use of the net proceeds of the offering, and the listing of the Notes on The Nasdaq Global Select Market. These statements are often, but not always, made through the use of word or phrases such as “will,” “may,” “could,” “expect,” and similar expressions and variations or negatives of these words. These statements are based on management’s current expectations, assumptions, and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks identified from time to time in our filings with the Securities and Exchange Commission. Readers should not place undue reliance on any forward-looking statements and are encouraged to review Capital Southwest’s registration statement for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

CONTACT:

Michael S. Sarner, Chief Financial Officer

msarner@capitalsouthwest.com

214-884-3829